EXHIBIT 1.A.(10)(c)

Part 1 Application to: [ ] The Prudential Insurance Company of America                                  No.
                       [ ] Pruco Life Insurance Company of New Jersey
                           A Subsidiary of The Prudential Insurance Company of America
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1a. Proposed Insured's name -- first, initial, last (Print)              1b. Sex      2a. Date of birth  2b. Age  2c. Place of birth
                                                                                      Mo.   Day    Yr.
                                                                         [ ]M  [ ]F
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3. [ ] Single  [ ] Married  [ ] Widowed  [ ] Separated  [ ] Divorced            4. Occupation(s)
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5. Address for mail          No.                 Street                   City                 State               Zip

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6a. Kind of policy                               6b. Initial amount                                  7. Accidental death coverage
                                                     $                                                  initial amount $
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8. Beneficiary: (name age and relationship)                    9. List all life insurance, annuities and vanable contracts on
   a. Primary (Class 1): ________________________________         proposed Insured. (If NONE, so state.)
      ___________________________________________________                        Initial      Yr.          Kind          Medical
      ___________________________________________________              Company     amt.     issued    (Indiv., Group)   Yes   No
   ______________________________________________________                                                               [ ]   [ ]
   b. Contingent (Class 2) if any:                               ___________________________________________________________________
      ___________________________________________________                                                               [ ]   [ ]
      ___________________________________________________        ___________________________________________________________________
                                                                                                                        [ ]   [ ]
                                                                 ___________________________________________________________________
                                                                                                                        [ ]   [ ]
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10. Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)

                                                       Relationship to   Date of birth                       Total life insurance
    Name--first, initial, last                  Sex    proposed Insured  Mo.  Day  Yr.  Age  Place of birth    in all companies
a.                                                          Spouse                                           $
___________________________________________________________________________________________________________________________________
b.                                                                                                           $
___________________________________________________________________________________________________________________________________
c.                                                                                                           $
___________________________________________________________________________________________________________________________________
d.                                                                                                           $
___________________________________________________________________________________________________________________________________
e.                                                                                                           $
___________________________________________________________________________________________________________________________________
f.                                                                                                           $
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11. Supplementary benefits:    a. For proposed Insured     b. For spouse, children, Applicant for AWP
    Type and duration of benefit            Amount                  Type and duration of benefit                    Amount
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
[ ] Option to Purchase Additional Ins. $                            [ ] Applicant's Waiver of Premium benefit
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12. State any special request.




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13. Will this insurance replace or change any existing insurance or annuity in any company on any person named          Yes   No
    in 1a or 10? If "Yes", give their names, name of company, plan, amount and policy numbers.                          [ ]   [ ]

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14. Is anyone applying for, or trying to reinstate, life or health insurance on any person named in 1a or 10 in         Yes   No
    this or any company? If "Yes", give amount, details and company.                                                    [ ]   [ ]

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15. Does any person named in 1a or 10 plan to live or travel outside the United States and Canada within the next       Yes   No
    12 months? If "Yes", give details.                                                                                  [ ]  [ ]
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16. Has any person named in 1a or 10 operated or had any duties aboard an aircraft, glider, balloon, or like            Yes  No
    device, within the last 2 years, or does any such person have any plans to do so in the future? If "Yes",           [ ]  [ ]
    complete Aviation Questionnaire.
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17. Has any person named in 1a or 10, within the last 12 months:                                                        Yes   No
    a. been treated by a doctor for or had a known heart attack, stroke or cancer other than of the skin? ............  [ ]  [ ]
    b. had an electrocardiogram for any physical complaint, or taken medication for high blood pressure? .............  [ ]  [ ]
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18. Premiums payable  [ ] Ann.  [ ] Semi-Ann.  [ ] Quar.  [ ] Mon.  [ ] Pay. Budg.  [ ] Pru-Matic  [ ] Gov't. Allot.
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19. Amount paid $         [ ] None (Must be "None" if either 17a or 17b is answered "Yes".)
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20. Is a medical examination to be made on a. the proposed Insured?.................................................. Yes [ ] No [ ]
                                           b. spouse (if proposed for coverage)? .................................... Yes [ ] No [ ]
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21. If 20a or 20b is "Yes", is it agreed that no insurance will take effect on anyone proposed for coverage until       Yes   No
    the person(s) indicated in 20 have been examined, even if 19 shows that an amount has been paid? .................  [ ]  [ ]
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22. Dividend Option election COMPLETE ONLY IF APPLYING TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
    [ ] Paid-up additions               [ ] Accumulate at interest                  [ ] Cash
    [ ] Reduce premiums (Not available for monthly mode)             [ ] ______________________________
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 ORD 84376-84   NEW YORK                       Page 1 (Continued on page 2)

Continuation of Part 1 of Application
Complete on all persons named in 1a and 10 if any one of them can have insurance on a non-medical basis.
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23. Height and weight of:
    a. Proposed Insured Ht._______ Wt._______ b. Spouse Ht.________ Wt.________ c. Applicant for AWP Ht.________ Wt.________
    Has the weight changed more than 10 pounds in the past year?  Yes [ ] No [ ]  If "Yes", give details in 30.
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24. Has the proposed Insured or spouse ever smoked?   a. Proposed Insured  Yes [ ] No [ ]       b. Spouse  Yes [ ] No [ ]
    If "Yes", give date(s) last smoked:  Cigarettes                Cigars                  Pipe
                     Proposed Insured    Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
                     Spouse              Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
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25. When was a doctor last consulted by:  a. Proposed Insured?         b. Spouse?                  c. Applicant for AWP?
                                             Mo.______ Yr. ______         Mo.______ Yr. ______        Mo.______ Yr. ______
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26. Has any person to be covered now being treated or taking medicine for any condition or disease?................. Yes [ ] No [ ]
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27. Has any person to be covered ever:                                                                                     Yes  No
    a. had any surgery or been advised to have surgery and has not done so?............................................... [ ]  [ ]
    b. been in a hospital, sanitarium or other institution for observation, rest, diagnosis or treatment?................. [ ]  [ ]
    c. regularly used or is any such person now using, barbiturates or amphetamines, marijuana or other hallucinatory drugs, or heroin, opiates or other narcotics, except as prescribed by a doctor? ..................... [ ]  [ ]
    d. been treated or counseled for alcoholism? ......................................................................... [ ]  [ ]
    e. had life or health insurance declined, postponed, changed, rated-up or withdrawn? ................................. [ ]  [ ]
    f. had life or health insurance canceled, or its renewal or reinstatement refused? ................................... [ ]  [ ]
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28. Other than as shown above, in the past 5 years has any person to be covered:                                           Yes  No
    a. consulted or been attended or examined by any doctor or other practitioner? ......................................  [ ]  [ ]
    b. had electrocardiograms, X-rays for diagnosis or treatment, or blood, urine, or other medical tests? ..............  [ ]  [ ]
    c. made claim for or received benefits, compensation, or a pension because of sickness or injury? ...................  [ ]  [ ]
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29. Does any person to be covered now have a known sign of any physical disorder, disease or defect not shown above?  Yes [ ] No [ ]
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30. What are the full details of the answer to 25 and to each part of 23 and 26 thru 29 which is answered "Yes"?

Name &                                                                                            Full names and addresses of
Question No.          Illness or other resason           Dates and duration of illness               doctors and hospitals

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

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Those who sign below declare, to the best of their knowledge and belief, that the statements in this application are complete and true. The beneficiary named in the application is for insurance payable upon death of (1) the Insured, and (2) an insured child after the death of the Insured if there is no insured spouse.

When the Company gives a Limited Insurance Agreement form, ORD 84376A-84, NEW YORK, of the same date as this Part 1, coverage will start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the full first premium is paid while all persons to be covered are living and their health remains as stated in Part 1. If all these take place, coverage will start on the contract date. No agent can make or change a contract, or waive any of the Company's rights or needs.

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be (1) the applicant if other than the proposed Insured, otherwise (2) the proposed Insured. But this is subject to any automatic transfer of owership stated in the contract.

                                                             Signature of Proposed Insured (If Age 8 or over)

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Dated at                    on              , 19             Signature of Applicant (If other than proposed Insured)
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                  City/State                                 ----------------------------------------------------------------------
Witness                                                      (If applicant is a firm or corporation, show that company's name)

---------------------------------------------------          By
(Licensed agent must witness where required by law)          ----------------------------------------------------------------------
                                                             (Signature and title of officer signing for that company)

 ORD 84376-84  NEW YORK                                   Page 2


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